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                                                                    Exhibit 10.1



                         SECURITIES PURCHASE AGREEMENT


                 SECURITIES PURCHASE AGREEMENT dated as of October 31, 1996 (this "Agreement"), by and between Doubletree Corporation, a Delaware corporation (the "Seller"), and the Trustees of General Electric Pension Trust, a New York common law trust (the "Buyer"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement referred to below.


                                    RECITALS

                 WHEREAS, the Seller, RLH Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Seller ("Merger Sub"), and Red Lion Hotels, Inc., a Delaware corporation ("Red Lion"), are parties to an Agreement and Plan of Merger dated as of September 12, 1996 (the "Merger Agreement"), pursuant to which Merger Sub will merge with and into Red Lion (the "Merger") and Red Lion will become a wholly owned subsidiary of the Seller; and

                 WHEREAS, in order to finance a portion of the Cash Consideration payable under the Merger Agreement and other fees and expenses related to the Merger, the Seller wishes to issue and sell to the Buyer or an affiliate thereof, and the Buyer wishes to purchase (or to cause an affiliate of the Buyer to purchase) from the Seller, (i) the number of shares of Common Stock, par value $.01 per share, of the Seller ("Common Stock") determined in accordance with Section 1.2 below (the "Shares") and (ii) warrants, substantially in the form attached hereto as Exhibit A, entitling the holders thereof to purchase an aggregate of 10% of such number of Shares (the "Warrants"), all upon the terms and subject to the conditions set forth herein;

                 NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                        PURCHASE AND SALE OF SECURITIES

                 Section 1.1 Purchase and Sale of Securities. Upon the terms and subject to the conditions set forth in
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this Agreement, the Buyer agrees to purchase (or to cause an affiliate of the
Buyer to purchase) from the Seller, and the Seller agrees to issue and sell to the Buyer or such affiliate, the Shares and the Warrants (collectively, the "Securities"), for an aggregate purchase price of $100,000,000 in immediately available funds (the "Purchase Price").

                 Section 1.2 Elected Price. The actual number of Shares purchased hereunder shall be equal to the quotient (rounded to the nearest whole number) of the Purchase Price divided by the "Elected Price" determined as follows:

                 (a) The Seller has heretofore notified the Buyer that the expected date of the Closing under the Merger Agreement is November 8, 1996. The Seller shall use its best efforts to notify the Buyer of any changes hereafter in the expected date of the Closing (the original notice, and each notice of change, of the expected date of the Closing, a "Closing Date Notice").

                 (b) The parties have agreed that, at or prior to the close of business on the twentieth day immediately prior to the date on which the Closing occurs (the "Closing Date"), the Buyer shall be entitled to elect a per Share purchase price (the "Elected Price") consisting of either (i) the Acquisition Price (as defined below), or (ii) the Market Price (as defined below), by giving written notice to the Seller of its election thereof (an "Election Notice"). For purposes hereof:

                 "Acquisition Price" means an implied price per share of Common Stock equal to the product obtained by multiplying (i) a fraction, the numerator of which is the initial Exchange Ratio or 0.2398 and the denominator of which is the final adjusted Exchange Ratio, by (ii) $36.7253. For purposes of illustration, assuming that the Final Parent Stock Price were $45 (resulting in a final adjusted Exchange Ratio of 0.2153), then the Acquisition Price would be equal to $40.90. All calculations of the Acquisition Price shall be made in a manner consistent with the foregoing illustration.

                 "Market Price" means (A) if the Seller shall consummate an underwritten public offering of at least $100,000,000 of its Common Stock at or immediately prior to the Closing, the per share price at which shares of Common Stock are sold to the underwriters (e.g. net of any underwriting discounts) in connection with such underwritten public offering, or (B) otherwise, the Final Parent Stock Price under the Merger Agreement.





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                 (c)  The Buyer has delivered an Election Notice dated October
10, 1996 in which it elected the Acquisition Price to be the Elected Price.
The Buyer shall be entitled hereafter to change its election with respect to the Elected Price by delivering one or more subsequent Election Notices, specifying a different Elected Price. If the actual Closing Date is three (3) or more days later than November 8, 1996, the last Election Notice received by the Seller not less than 20 business days (as defined in the Merger Agreement) prior to the actual Closing Date shall supercede all other Election Notices given hereunder, and the Elected Price determined in accordance with such last Election Notice shall be final and binding upon the parties hereto.

                 Section 1.3 Closing. Subject to the satisfaction or waiver of the conditions to closing set forth in Article IV hereof, the closing of the purchase and sale of the Securities hereunder shall take place at the time, date and place of the Closing under the Merger Agreement. At the Closing, (a) the Seller shall issue and deliver to the Buyer (or an affiliate thereof designated by the Buyer) one or more certificates representing each of the Securities, all registered in the name of the Buyer or such affiliate, against
(b) payment by the Buyer or such affiliate, as the case may be, to the Seller of the Purchase Price by wire transfer of immediately available funds to an account or accounts designated by the Seller in a written notice delivered to the Buyer not later than two (2) business days prior to the Closing Date.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                 Section 2.1 Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Buyer as follows:

                 (a) Organization and Power. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                 (b) Authorization and Enforceability. The execution, delivery and performance of this Agreement by the Seller and the consummation of the transactions pursuant hereto have been duly and validly authorized by all necessary corporate action on the part of the Seller. This Agreement has been duly executed and





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         delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by the application of general principles of equity (regardless of whether such equitable principles are applied in a proceeding at law or in equity).

                 (c) No Conflict. Subject to making the filings and obtaining the approvals identified in the next paragraph, the execution and delivery of this Agreement by the Seller do not, and the performance by the Seller of its obligations hereunder and the consummation by the Seller of the transactions pursuant hereto will not, (i) conflict with or violate the certificate of incorporation or by-laws of the Seller,
         (ii) conflict with or violate any law, statute, rule, regulation, order, judgment, writ, injunction or decree applicable to the Seller, or (iii) result in any violation or breach of, or constitute a default under, any agreement, contract or other instrument to which the Seller is a party.

                 (d) Consents and Approvals. The execution and delivery of this Agreement by the Seller do not, and the performance by the Seller of its obligations hereunder and the consummation by the Seller of the transactions pursuant hereto will not, require the Seller to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity or other Person except as required by the HSR Act, the Securities Act, the Exchange Act and Blue Sky Laws.

                 (e) Litigation. There is no action, suit, claim or proceeding pending or, to the knowledge of the Seller, threatened against the Seller or any of its subsidiaries by or before any court or other Governmental Entity which seeks to enjoin or prohibit the performance by the Seller of its obligations hereunder or the consummation by the Seller of any of the transactions pursuant hereto.

                 (f) Title to Securities. (i) The Shares have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable and subject to no preemptive rights. Upon issuance of the Shares to the Buyer or its affiliate as aforesaid, the Buyer or such affiliate (as the case may be) will acquire good and marketable title





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         to the Shares, free and clear of any liens and encumbrances.

                 (ii) The Warrants have been duly authorized and, when issued in accordance with this Agreement, will be validly issued. Upon issuance of the Warrants to the Buyer or its affiliate as aforesaid, the Buyer or such affiliate (as the case may be) will acquire good and marketable title to the Warrants, free and clear of any liens and encumbrances. At all times following the Closing during which any Warrants are outstanding and exercisable, the Seller will reserve and keep available out of its authorized Common Stock, solely for issuance and delivery upon exercise of Warrants, at least the number of shares of Common Stock issuable upon exercise of all then outstanding Warrants. The shares of Common Stock that are issued upon exercise of Warrants will, when issued in accordance with the terms thereof, be duly authorized, validly issued, fully paid, nonassessable, subject to no preemptive rights, and free and clear of any liens or encumbrances.

                 (g) Use of Proceeds. The Purchase Price will be used solely to pay a portion of the Cash Consideration and other fees and expenses related to the Merger.

                 (h) Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the issuance and sale of Securities pursuant hereto based upon arrangements made by or on behalf of the Seller.

                 (i) Full Disclosure. No representation or warranty by the Seller contained in this Agreement or in the Registration Statement on Form S-3 (File No. 333-13161), as amended, of the Seller contains any untrue statement of a material fact by the Seller or omits to state a material fact required to be stated therein or necessary to make the statements contained therein by the Seller, in light of the circumstances under which it was made, not false or misleading.

                 Section 2.2 Representations and Warranties of the Buyer. The Buyer hereby represents and warrants to the Seller as follows:

                 (a) Organization and Power. The Buyer is a common law trust duly organized, validly existing and in good standing under the laws of the State of New York, and has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.





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                 (b)  Authorization and Enforceability.  The execution,
         delivery and performance of this Agreement by the Buyer and the consummation of the transactions pursuant hereto have been duly and validly authorized by all necessary action on the part of the Buyer. This Agreement has been duly executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by the application of general principles of equity (regardless of whether such equitable principles are applied in a proceeding at law or in equity).

                 (c) No Conflict. Subject to making the filings and obtaining the approvals identified in the next paragraph, the execution and delivery of this Agreement by the Buyer do not, and the performance by the Buyer of its obligations hereunder and the consummation by the Buyer or its affiliate of the transactions pursuant hereto will not,
         (i) conflict with or violate the trust instrument or other organization documents of the Buyer or any such affiliate, (ii) conflict with or violate any law, statute, rule, regulation, order, judgment, writ, injunction or decree applicable to the Buyer or any such affiliate, or (iii) result in any violation or breach of, or constitute a default under, any agreement, contract or other instrument to which the Buyer or any such affiliate is a party.

                 (d) Consents and Approvals. The execution and delivery of this Agreement by the Buyer do not, and the performance by the Buyer of its obligations hereunder and the consummation by the Buyer or its affiliate of the transactions pursuant hereto will not, require the Buyer or any such affiliate to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity or other Person except as required by the HSR Act, the Securities Act, the Exchange Act and Blue Sky Laws.

                 (e) Litigation. There is no action, suit, claim or proceeding pending or, to the knowledge of the Buyer, threatened against the Buyer or any of its subsidiaries by or before any court or other Governmental Entity which seeks to enjoin or prohibit the performance by the Buyer of its obligations hereunder or the consummation by the Buyer or its affiliate of any of the transactions pursuant hereto.





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                 (f)  Investment Intent.  The Securities are being acquired by the Buyer or an affiliate thereof for the account of the Buyer or such affiliate, as the case may be, without a present view to the distribution or resale thereof or of any interest therein (it being understood that the Buyer or any such affiliate shall have the right to sell or otherwise dispose of any such Securities or any Common Stock deliverable upon exercise of the Warrants, pursuant to registration or an exemption therefrom under the Securities Act and Blue Sky Laws).

                 (g) Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the purchase of Securities pursuant hereto based upon arrangements made by or on behalf of the Buyer or any affiliate thereof.


                                  ARTICLE III

                                   COVENANTS

                 Section 3.1 Further Assurances. Each of the parties hereto shall use all commercially reasonable good faith efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations (including, without limitation, under the HSR Act, the Securities Act, the Exchange Act and Blue Sky Laws), and consult with and fully cooperate with and provide reasonable assistance to each other party hereto and their respective Representatives in order, to consummate and make effective the transactions contemplated hereby as promptly as practicable hereafter.

                 Section 3.2 Expenses. The Seller shall bear all expenses incurred by the parties hereto in connection with this Agreement or any of the transactions contemplated hereby.


                                   ARTICLE IV

                                   CONDITIONS

                 Section 4.1 Conditions. The obligation of the Seller to issue and sell the Securities to the Buyer or an affiliate thereof designated by the Buyer, and the obligation of the Buyer to purchase (or to cause an affiliate thereof to purchase) the Securities hereunder, shall be subject to the satisfaction at or prior to the Closing of the following conditions, either or both of which





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may be waived, in whole or in part, to the extent permitted by applicable law:

                 (a) any waiting period (and any extension thereof) under the HSR Act applicable to the issuance and sale of the Securities shall have expired or been terminated; and

                 (b) the Closing under the Merger Agreement shall have occurred.

                 Section 4.2 Additional Buyer Conditions. The obligation of the Buyer to purchase, or to cause an affiliate to purchase, the Securities hereunder shall also be subject to the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable law:

                 (a) each of the representations and warranties of the Seller contained in this Agreement shall be true and correct as of the Closing Date as though made on and as of the Closing Date (except where the failure to be so true and correct would not, individually or in the aggregate, have a Parent Material Adverse Effect), and the Buyer and any such affiliate shall have received a certificate executed by an executive officer of the Seller to such effect;

                 (b) the Buyer or any such affiliate shall have received an opinion or opinions, in form and substance reasonably satisfactory to the Buyer or such affiliate, dated the Closing Date, from the General Counsel of the Seller or Dewey Ballantine, special counsel to the Seller, to the effect that:

                 (i) the Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                 (ii) the execution, delivery and performance of this Agreement by the Seller and the consummation of the transactions pursuant hereto have been duly and validly authorized by all necessary corporate action on the part of the Seller; this Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the





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         enforcement of creditors' rights generally or by the application of general principles of equity (regardless of whether such equitable principles are applied in a proceeding at law or in equity);

                 (iii) the Shares have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable and, to the knowledge of such counsel, subject to no preemptive rights;

                 (iv) the Warrants have been duly authorized and, when issued in accordance with this Agreement, will be validly issued; and the shares of Common Stock that are issued upon exercise of the Warrants will, when issued in accordance with the terms of the Warrants, be validly issued, fully paid and nonassessable and, to the knowledge of such counsel, subject to no preemptive rights; and

                 (v) assuming the accuracy of the representations and warranties of the Buyer set forth in Section 2.2(f) hereof, the issuance, sale and delivery of the Securities by the Seller are exempt from registration under the Securities Act; and

                 (c) the Seller shall have entered into the Registration Rights Agreement (or another agreement, in form and substance reasonably satisfactory to the Buyer, providing for the Shares and any shares of Common Stock issuable upon exercise of the Warrants to be covered by the existing registration rights of the Buyer under the "Existing Agreement" referred to in the form of Registration Rights Agreement attached as Exhibit B to the Merger Agreement).

                 Section 4.3 Additional Seller Condition. The obligation of the Seller to issue and sell the Securities hereunder shall also be subject to the condition that each of the representations and warranties of the Buyer contained in this Agreement shall be true and correct as of the Closing Date as though made on and as of the Closing Date (except where the failure to be so true and correct would not, individually or in the aggregate, have a material adverse effect on the ability of the Buyer to perform its obligations hereunder or the ability of the Buyer or any affiliate thereof to consummate the transactions pursuant hereto), and the Seller shall have received a certificate executed by a trustee of the Buyer to such effect.





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                                   ARTICLE V

                                 MISCELLANEOUS

                 Section 5.1 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or when mailed by registered or certified mail, postage prepaid, or when given by facsimile transmission, as follows:

                 (a)      If to the Seller:

                          Doubletree Corporation
                          410 North 44th Street
                          Suite 700
                          Phoenix, Arizona 85008
                          Telecopy No.: (602) 220-6602
                          Attention: Chief Financial Officer

                 (b)      If to the Buyer:

                          General Electric Investment Corporation
                          3003 Summer Street
                          P.O. Box 7900
                          Stamford, Connecticut  06905
                          Telecopy No.: (203) 326-4179
                          Attention: David W. Wiederecht

or to such other person as either party hereto shall designate by written notice to the other in the manner provided in this Section 5.1.

                 Section 5.2 Limited Liability. Any monetary obligation or liability of the Buyer under this Agreement shall be enforced solely against the assets of the Buyer and not against the Trustees of the Buyer or General Electric Company or any affiliate thereof.

                 Section 5.3 Entire Agreement. This Agreement (including the documents specifically referred to herein) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the parties with respect thereto.

                 Section 5.4 Amendments. This Agreement may only be amended or modified in an instrument executed by both parties hereto. This Agreement may not be assigned, in whole or in part, by either party hereto without the prior written consent of the other party hereto.





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                 Section 5.5  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law principles thereof.

                 Section 5.6 Counterparts. This Agreement may be executed by the parties in two counterparts, each of which when so executed shall be an original and all of which together shall constitute one and the same instrument.





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                 IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be duly executed as of the date and year first written above.


                                                   DOUBLETREE CORPORATION


                                                   By:   /s/ David L. Stivers
                                                      -------------------------
                                                      Name:  David L. Stivers
                                                      Title: Sr. Vice President



                                                   TRUSTEES OF GENERAL ELECTRIC
                                                     PENSION TRUST




                                                   By:    /s/ John H. Myers
                                                      ---------------------
                                                      Name:   John H. Myers
                                                      Title:  Trustee





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